Exhibit 13.(a).1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Syneron Medical Ltd. (the "Company") on Form 20-F for the period ended December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify that to our knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  March 29, 2012

/s/ Louis Scafuri Name: Louis Scafuri Title: Chief Executive Officer

Date: March 29, 2012

/s/ Asaf Alperovitz Name: Asaf Alperovitz Title: Chief Financial Officer